Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 12. INCOME TAXES
Prior to the completion of the Business Combination, CMG was a limited liability company and treated as a partnership for federal and state income tax purposes. A partnership is not a tax-paying
entity for federal and state income tax purposes, and as such, the results of operations were allocated to the members for inclusion in their income tax returns. Following the Business Combination, the income of CMG flows through to the Company and is taxed at the federal and state levels accordingly.
Income tax provision for the three months ended March 31, 2022 was $181,000, compared to $0 for the three months ended March 31, 2021. The effective tax rate for the three months ended March 31, 2022 was (1.1)% based on the assessment of a full valuation allowance, excluding a portion attributable to a “naked credit” deferred tax liability.

NOTE 13. INCOME TAXES
Prior to the Business Combination on June 8, 2021, CMG was taxed as a partnership for income tax purposes whereby the owners were subject to and liable for the income taxes on earnings of the company. No income tax expense or deferred taxes were recorded by CMG for a prior period and as such no comparable prior year amounts are disclosed. As a result of the current year Business Combination, the tax status of CMG was changed from a partnership to a C Corporation.
The components of income tax expense (benefit) from continuing operations for the twelve months ended December 31, 2021 are as follows (in thousands):

December 31, 2021
Deferred:
Federal	$126
State	33
(Decrease) Increase in valuation allowance	—

Total income tax expense	$159

The reconciliation between the effective tax rate and the statutory tax rate is as follows:

December 31, 2021
Federal statutory rate	21.0%
State statutory rate, net of federal benefit	4.9%
Nondeductible Transaction Costs	(14.2%)
Nondeductible/nontaxable or other items	(0.2%)
PPP Loan Forgiveness	8.1%
Change in valuation allowance	(22.1%)

Income tax (expense)	(2.5%)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The primary temporary differences that give rise to the deferred tax assets and liabilities are depreciation and amortization, interest expense, and net operating loss carryforwards.

The deferred tax assets and liabilities consisted of the following at December 31, 2021 (in thousands):

December 31, 2021
Deferred tax assets:
Accrued Expenses	$2,257
Warrant Liabilities	2,219
Loss carryforwards	15,982
Interest carryforward	6,962
Other	—

Total deferred tax assets	27,420
Valuation allowance	(26,128)

Net deferred tax assets	1,292

Deferred tax liabilities:
Intangibles	(1,480)
Property, plant and equipment	(18)
Prepaid Expenses	(219)
Other	—

Total deferred tax liabilities	(1,717)

Deferred tax liabilities, net	$(425)

The deferred tax assets were fully offset by a valuation allowance at December 31, 2021, except for a portion attributable to a “naked credit” deferred tax liability. As of December 31, 2021 we had federal and state tax loss carryforwards of $60.2 million and $60.9 million, respectively. Federal net operating losses of $9.0 million generated prior to December 31, 2017 will expire in 2037 if not utilized. Federal net operating losses generated after January 1, 2018 will have an indefinite carryforward period. We anticipate approximately $43.9 million in losses and $21.9 million of business expense limitation carried over from the Business Combination with IMC on June 8, 2021 will be subject to potential Section 382 limitations.
Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2021. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth.
We have indefinitely-lived intangible assets consisting of goodwill. Pursuant to FASB ASC
350-10,
these indefinitely-lived intangible assets are not amortized for financial reporting purposes. However, these assets are tax deductible, and therefore amortized over 15 years for tax purposes. As such, deferred income tax expense and a deferred tax liability arise as a result of the tax-deductibility
of these indefinitely-lived intangible assets. The resulting deferred tax liability, which is expected to continue to increase over time, will have an indefinite life, resulting in what is referred to as a “naked credit.” This deferred tax liability could remain on our balance sheet indefinitely unless there is an impairment of the related assets (for financial reporting purposes), or the business to which those assets relate were to be disposed of. Due to the fact that the aforementioned deferred tax liability could have an indefinite life, it can only be netted against the portion of our other indefinitely lived deferred tax assets (which primarily relate to post-2018 net operating loss and business interest expense carryforwards) when determining the required valuation allowance. Doing so would result in the understatement of the valuation allowance and related deferred income tax expense. As a result, a full valuation has been recorded against the Company’s net deferred tax assets, except for this excess deferred tax liability (“naked credit”).

We are
subject to taxation in the United States and Florida. As of December 31, 2021, all tax years from 2017 remain open to examination by the major taxing jurisdictions to which we are subject due to our net operating loss and credit carryforwards from those years. We believe that the income tax filing positions will be sustained on audit and do not anticipate any adjustments that will result in a material change. Therefore, no reserve for uncertain income tax positions has been recorded. Interest and penalties, if any, associated with income tax examinations will be to record such items as a component of income taxes.